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                                                                   Exhibit 25.2

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                                    FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                           STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)       / /

                            ------------------------

                               THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                NEW YORK                         13-5160382
         (State of Incorporation              (I.R.S. employer
       if not a U.S. national bank)          identification no.)

     48 Wall Street, New York, N.Y.                10286
(Address of principal executive offices)        (zip code)

                            ------------------------

                            PROGRESS CAPITAL TRUST I
               (Exact name of obligor as specified in its charter)

              Delaware                                 23-2905945
   (State or other jurisdiction of                  (I.R.S. employer
    incorporation or organization)                 identification no.)

          Four Sentry Parkway
              Suite 200
        Blue Bell, Pennsylvania                         19422-2311
(Address of principal executive offices)                (Zip code)

                            ------------------------

                          Series B Capital Securities
                     (Title of the indenture securities)

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1. General information. Furnish the following information as to the Trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

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Name                                               Address
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Superintendent of Banks of the               2 Rector Street, New York,
  State of New York                          N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y. 10045

Federal Deposit Insurance Corporation        Washington, D.C. 20429

New York Clearing House Association          New York, New York 10005


   (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2. Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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    6.  The consent of the Trustee required by Section 321(b) of the Act.
        (Exhibit 6 to Form T-1 filed with Registration Statement No.
        33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                   SIGNATURE

    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of October, 1997.

                                     THE BANK OF NEW YORK

                                     By: /S/ WALTER N. GITLIN
                                         -----------------------------
                                         Name: WALTER N. GITLIN
                                         Title: VICE PRESIDENT

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                                                                      Exhibit 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                   of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                               Dollar Amounts
                                                                in Thousands
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ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.............$ 7,769,502
  Interest-bearing balances......................................  1,472,524
Securities:
  Held-to-maturity securities....................................  1,080,234
  Available-for-sale securities..................................  3,046,199
Federal funds sold and Securities purchased under agreements to resell......................................................  3,193,800
Loans and lease financing receivables:
  Loans and leases, net of unearned income....................... 35,352,045
  LESS: Allowance for loan and lease losses......................    625,042
  LESS: Allocated transfer risk reserve..........................        429
    Loans and leases, net of unearned income, allowance,
      and reserve................................................ 34,726,574
Assets held in trading accounts..................................  1,611,096
Premises and fixed assets (including capitalized leases).........    676,729
Other real estate owned..........................................     22,460
Investments in unconsolidated subsidiaries and associated
  companies......................................................    209,959
Customers' liability to this bank on acceptances
  outstanding....................................................  1,357,731
Intangible assets................................................    720,883
Other assets.....................................................  1,627,267
                                                                 -----------
Total assets.....................................................$57,514,958
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LIABILITIES
Deposits:
  In domestic offices............................................$26,875,596
  Noninterest-bearing............................................ 11,213,657
  Interest-bearing............................................... 15,661,939
  In foreign offices, Edge and Agreement subsidiaries,
     and IBFs.................................................... 16,334,270
  Noninterest-bearing............................................    596,369
  Interest-bearing............................................... 15,737,901
Federal funds purchased and Securities sold under
  agreements to repurchase.......................................  1,583,157
Demand notes issued to the U.S. Treasury.........................    303,000
Trading liabilities..............................................  1,308,173
Other borrowed money:
  With remaining maturity of one year or less....................  2,383,570
  With remaining maturity of more than one year through
    three years..................................................          0
  With remaining maturity of more than three years...............     20,679
Bank's liability on acceptances executed and outstanding.........  1,377,244
Subordinated notes and debentures................................  1,018,940
Other liabilities................................................  1,732,792
                                                                 -----------
Total liabilities................................................ 52,937,421
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EQUITY CAPITAL
Common stock.....................................................  1,135,284
Surplus..........................................................    731,319
Undivided profits and capital reserves...........................  2,721,258
Net unrealized holding gains (losses) on available-
  for-sale securities............................................      1,948
Cumulative foreign currency translation adjustments..............    (12,272)
                                                                 -----------
Total equity capital.............................................  4,577,537
                                                                 -----------
Total liabilities and equity capital.............................$57,514,958
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    I, Robert E. Keilman, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

    Robert E. Keilman

    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

    Alan R. Griffith
    J. Carter Bacot          Directors
    Thomas A. Renyi